INCOME TAXES (Details - Deferred tax assets) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets:
Net operating loss carry forward	$ 2,405,788	$ 2,130,588
Total gross deferred tax assets	2,405,788	2,130,588
Less: valuation allowance	(2,405,788)	(2,130,588)
Net deferred tax assets	$ 0	$ 0